As filed with the Securities and Exchange Commission on March 24, 2014.
===============================================================================
                                                    1940 Act File No. 811-22080


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                      FIRST TRUST DIVIDEND AND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

                                              PRELIMINARY - DATED MARCH 24, 2014


                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                      FIRST TRUST DIVIDEND AND INCOME FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                                 April __, 2014

Dear Shareholders:

      The accompanying materials relate to the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust Enhanced Equity Income Fund and First Trust Dividend and Income Fund (each, a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, June 9, 2014, at 4:00 p.m. Central Time.

      At the Meeting, you will be asked (1) to consider and vote on a proposal to approve a new investment sub-advisory agreement ("New Sub-Advisory Agreement") among your Fund, First Trust Advisors L.P. ("First Trust Advisors"), each Fund's investment adviser, and Chartwell Investment Partners, Inc. ("Chartwell"), each Fund's investment sub-adviser; and (2) to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

      As described in the accompanying Joint Proxy Statement, on March 5, 2014, TriState Capital Holdings, Inc. completed its acquisition of Chartwell Investment Partners, L.P. (the "Transaction"). As a result, under applicable law, the then-effective investment sub-advisory agreements among the Funds, Chartwell Investment Partners, L.P. and First Trust Advisors automatically terminated. Chartwell (which, in connection with the Transaction, is now structured as a corporation rather than as a limited partnership) continues to provide investment sub-advisory services to each Fund on an interim basis, as permitted by the Investment Company Act of 1940. In order for Chartwell to continue to provide services to each Fund beyond the interim period, however, as indicated above, shareholders of each Fund will be asked at the Meeting to vote to approve the applicable New Sub-Advisory Agreement. The Board of Trustees of each Fund is recommending that shareholders of each Fund approve its New Sub-Advisory Agreement.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

      Thank you.

                                          Sincerely,


                                          James A. Bowen
                                          Chairman of the Boards


--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUNDS' PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                      FIRST TRUST DIVIDEND AND INCOME FUND

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187


                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS


                           TO BE HELD ON JUNE 9, 2014

April __, 2014

To the Shareholders of First Trust Enhanced Equity Income Fund and First Trust Dividend and Income Fund:

      Notice is hereby given that the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust Enhanced Equity Income Fund and First Trust Dividend and Income Fund (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, June 9, 2014, at 4:00 p.m. Central Time, for the following purposes:

             1. For each Fund, to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment adviser, and Chartwell Investment Partners, Inc., as investment sub-adviser (the "Proposal").

             2. For each Fund, to transact such other business as may properly come before the Meeting (including any adjournments or postponements).

      The close of business on March 17, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.


                                          By Order of the Boards of Trustees,


                                          W. Scott Jardine

                                          Secretary




--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUNDS' PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                      FIRST TRUST DIVIDEND AND INCOME FUND

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON JUNE 9, 2014

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187

                             JOINT PROXY STATEMENT

                                APRIL ___, 2014

      THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT APRIL __, 2014.

      This Joint Proxy Statement is furnished by the Boards of Trustees (referred to collectively as the "Board") of First Trust Enhanced Equity Income Fund (the "Equity Income Fund") and First Trust Dividend and Income Fund (the "Dividend and Income Fund" and, together with the Equity Income Fund, the "Funds," and each, a "Fund"), each a Massachusetts business trust, in connection with the solicitation by the Board of proxies to be voted at the Joint Special Meetings of Shareholders of the Funds to be held on Monday, June 9, 2014, at the offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Joint Special Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Board has determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

      The close of business on March 17, 2014 has been fixed as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting.

      As discussed more fully below, shareholders of each Fund are being asked:

             1. To approve a new investment sub-advisory agreement (a "New Sub-Advisory Agreement"), among the Fund, First Trust Advisors, as investment adviser, and Chartwell Investment Partners, Inc. ("New Chartwell" or the "Sub-Adviser"), as investment sub-adviser.

             2. To transact any other business as may properly come before the Meeting (including any adjournments or postponements).

GENERAL INFORMATION

      Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      On the Record Date, each Fund had the following number of Shares outstanding:

------------------------------------------------ ------------------------------
FUND AND TICKER SYMBOL                                 SHARES OUTSTANDING
------------------------------------------------ ------------------------------
Equity Income Fund (FFA)                                   19,973,164
------------------------------------------------ ------------------------------
Dividend and Income Fund (FAV)                              8,259,517
------------------------------------------------ ------------------------------

      Shares of each Fund are listed on the New York Stock Exchange under the ticker symbol shown above.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the applicable New Sub-Advisory Agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

      Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your Shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      Proxy solicitations will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Funds, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to solicit proxies at a cost which is expected to be approximately $47,000 for the Equity Income Fund and $25,000 for the Dividend and Income Fund. These costs, as well as the costs of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Sub-Adviser. The Sub-Adviser will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold Shares of each Fund.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 9, 2014. This Joint Proxy Statement is available on the Internet at:
              http://www.ftportfolios.com/LoadContent/gh4d1pt38r.

The Funds' most recent annual and semi-annual reports are also available on the Internet at:
       http://www.ftportfolios.com/Retail/Cef/CefFundNews.aspx?Ticker=FFA
                        (for the Equity Income Fund) and
       http://www.ftportfolios.com/Retail/Cef/CefFundNews.aspx?Ticker=FAV
                      (for the Dividend and Income Fund).

The Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

      o   indicate your instructions on the proxy card;

      o   date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on MONDAY, JUNE 9, 2014. (However, proxies received after this date may still be voted in the event of an adjournment or postponement of the Meeting to a later date.)

  PROPOSAL: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR EACH FUND

BACKGROUND AND REASON FOR VOTE

      At the Meeting, shareholders of each Fund will be asked to approve a New Sub-Advisory Agreement for their Fund with New Chartwell. Previously, Chartwell Investment Partners, L.P. ("Old Chartwell"; Old Chartwell and New Chartwell are referred to collectively as "Chartwell") served as the investment sub-adviser to each Fund pursuant to an investment sub-advisory agreement among the Advisor, Old Chartwell and the respective Fund (in each case, a "Prior Sub-Advisory Agreement"). In January 2014, Old Chartwell entered into a definitive asset purchase agreement with TriState Capital Holdings, Inc. ("TriState") and on March 5, 2014 (the "Closing Date"), TriState completed its acquisition of substantially all of Old Chartwell's assets (the "Transaction"). The consummation of the Transaction resulted in an "assignment," as that term is used in the Investment Company Act of 1940 (the "1940 Act"), of the Prior Sub-Advisory Agreements. Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, which includes an investment sub-advisory agreement, provide for its automatic termination in the event of its "assignment." Accordingly, the Prior Sub-Advisory Agreements automatically terminated on the Closing Date in accordance with their terms and the requirements of the 1940 Act. Since the Closing Date, New Chartwell has served as investment sub-adviser to each Fund pursuant to an Interim Sub-Advisory Agreement (as defined and described below).

      In anticipation of the completion of the Transaction and the termination of the Prior Sub-Advisory Agreements, the Board held a meeting on February 20, 2014 (the "Board Meeting"), at which, after careful consideration, including of presentations from representatives of TriState and Chartwell at a special Board meeting in January 2014 (see "BOARD CONSIDERATIONS" below), the Trustees determined that, following the Transaction, it would be in the best interests of each Fund for Chartwell to continue to act as sub-adviser to the respective Fund. Accordingly, to ensure the continuation of portfolio management services to the Funds after the Closing Date, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), for each Fund, the Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), approved an interim sub-advisory agreement among the Fund, the Advisor and New Chartwell (each, an "Interim Sub-Advisory Agreement"). The Interim Sub-Advisory Agreements have been in effect since the Closing Date and, pursuant to Rule 15a-4 under the 1940 Act, will be in effect no longer than through August 2, 2014 (i.e., 150 days after the termination of the Prior Sub-Advisory Agreements (see "THE INTERIM SUB-ADVISORY AGREEMENTS" below)). In addition, at the Board Meeting, for each Fund, the Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the applicable New Sub-Advisory Agreement. Most of the terms and provisions of each New Sub-Advisory Agreement are the same as the corresponding terms and provisions of the applicable Prior Sub-Advisory Agreement (as described below under "COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENTS AND PRIOR SUB-ADVISORY AGREEMENTS").

   INFORMATION ABOUT CHARTWELL INVESTMENT PARTNERS, INC. AND TRISTATE CAPITAL
                                 HOLDINGS, INC.

Chartwell Investment Partners, Inc.

      New Chartwell, located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, is an investment adviser registered with the Securities and Exchange Commission. Founded in 1997, the firm focuses on institutional, sub-advisory, and private client relationships and is a quality-based equity and fixed-income manager with a disciplined, team-oriented investment process. While Old Chartwell was primarily employee-owned and structured as a Pennsylvania limited partnership, New Chartwell is a wholly-owned subsidiary of TriState and structured as a Pennsylvania corporation. As of March 19, 2014, New Chartwell had approximately $7.7 billion of assets under management.

      The names, positions with New Chartwell and principal occupations of the persons who are principal executive officers and directors of New Chartwell are listed below:

-----------------------   -------------------------------------------------------------------------
         NAME                      POSITION(S) WITH NEW CHARTWELL AND PRINCIPAL OCCUPATION
-----------------------   -------------------------------------------------------------------------
Timothy J. Riddle         Managing Partner, Director and Chief Executive Officer ("CEO")
                          of New Chartwell
-----------------------   -------------------------------------------------------------------------
Michael J. McCloskey      Managing Partner, President and Director of Client Services
                          of New Chartwell
-----------------------   -------------------------------------------------------------------------
G. Gregory Hagar          Managing Partner, Chief Financial Officer and Chief Compliance Officer
                          of New Chartwell
-----------------------   -------------------------------------------------------------------------
James F. Getz             Director of New Chartwell; Chairman of the Board, CEO and
                          President of TriState
-----------------------   -------------------------------------------------------------------------
James Minnick             Director of New Chartwell; President and Director of Lovell Minnick
                          Partners LLC, a Philadelphia private equity investment company
-----------------------   -------------------------------------------------------------------------
Richard Seidel            Director of New Chartwell; Chairman of Girard Partners, Ltd., a
                          registered investment advisory firm; Chairman of Girard Capital, LLC, a registered broker-dealer
-----------------------   -------------------------------------------------------------------------
James Dolan               Director of New Chartwell; Managing Partner of Voyager Group L.P.,
                          a diversified company that invests in businesses involving technology, financial services, aviation and natural resources
-----------------------   -------------------------------------------------------------------------

The business address for Messrs. Riddle, McCloskey and Hagar is 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312. The business address for Messrs. Getz, Minnick, Seidel and Dolan is 301 Grant Street, Pittsburgh, Pennsylvania 15219.

TriState Capital Holdings, Inc.

      TriState is a bank holding company headquartered in Pittsburgh, Pennsylvania that provides commercial banking, private banking and investment management services to middle-market companies, institutional clients and high-net-worth individuals. Its principal executive offices are located at One Oxford Centre, 301 Grant Street, Suite 2700, Pittsburgh, Pennsylvania 15219.

Similar Funds Sub-Advised by New Chartwell

      The Funds have similar investment objectives. New Chartwell does not advise or sub-advise any other funds with investment objectives similar to those of either of the Funds. Information about the size and annual rate of compensation paid to New Chartwell for its services as investment sub-adviser to each Fund is set forth below:

--------------------------- --------------------------- ----------------------------------------
FUND                        ASSETS UNDER MANAGEMENT     ANNUAL RATE OF COMPENSATION
                            AS OF MARCH 31, 2014
--------------------------- --------------------------- ----------------------------------------
Equity Income Fund                                      0.50% of managed assets*
--------------------------- --------------------------- ----------------------------------------
Dividend and Income Fund                                0.50% of managed assets allocated to
                                                        the Sub-Adviser*
--------------------------- --------------------------- ----------------------------------------

* The Sub-Adviser has not waived, reduced or otherwise agreed to reduce its compensation for sub-advisory services.

PORTFOLIO MANAGEMENT

      The closing of the Transaction did not result in any changes to the portfolio managers serving the Funds. The portfolio managers identified below are currently responsible for providing day-to-day portfolio management services to each Fund under the applicable Interim Sub-Advisory Agreement and were also responsible for providing such services under the applicable Prior Sub-Advisory Agreement. It is expected that they will continue to serve as portfolio managers to each Fund if shareholders approve the applicable New Sub-Advisory Agreement.

      DOUGLAS W. KUGLER, CFA
      SENIOR PORTFOLIO MANAGER

      Mr. Kugler is a portfolio manager on New Chartwell's large-cap equity portfolio management team and has 17 years of investment industry experience. His areas of focus include the Consumer Discretionary, Energy, Industrials, Materials and Technology sectors of the market. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, and Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

      PETER M. SCHOFIELD, CFA
      SENIOR PORTFOLIO MANAGER

      Mr. Schofield is a senior portfolio manager on New Chartwell's large-cap equity portfolio management team and has 30 years of investment industry experience. His areas of focus include the Consumer Staples, Financials, Health Care, Industrials and Materials sectors of the market. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

THE PRIOR SUB-ADVISORY AGREEMENTS

      Old Chartwell began serving as the investment sub-adviser to the Equity Income Fund on September 14, 2007 and as the investment sub-adviser to the Dividend and Income Fund on July 1, 2013. Set forth below is information pertaining to the Prior Sub-Advisory Agreements.

-------------------------  ---------------------  ----------------------------------  -------------------------------------
FUND                       DATE OF PRIOR          DATE/PURPOSE OF LAST SUBMISSION     DATE/PURPOSE OF ACTION(S) BY BOARD
                           SUB-ADVISORY           TO SHAREHOLDERS                     SINCE BEGINNING OF LAST FISCAL YEAR
                           AGREEMENT
-------------------------  ---------------------  ----------------------------------  -------------------------------------
Equity Income Fund         December 20, 2010      December 20, 2010; Purpose was to   June 9-10, 2013; Continuation of
                                                  approve a new sub-advisory          Prior Sub-Advisory Agreement.
                                                  agreement with Old Chartwell in
                                                  connection with a change in
                                                  control of the Advisor that
                                                  resulted in the termination of
                                                  the previous sub-advisory
                                                  agreement with Old Chartwell.
-------------------------  ---------------------  ----------------------------------  -------------------------------------
Dividend and Income Fund   September 16, 2013     September 16, 2013; Purpose was     June 9-10, 2013; Initial approval of
                                                  to replace a former sub-adviser     Prior Sub-Advisory Agreement.
                                                  and add Old Chartwell as a
                                                  sub-adviser in connection with a
                                                  repositioning of the Fund's
                                                  portfolio.
-------------------------  ---------------------  ----------------------------------  -------------------------------------

THE INTERIM SUB-ADVISORY AGREEMENTS

      New Chartwell currently provides sub-advisory services to each Fund under the applicable Interim Sub-Advisory Agreement. Many of the terms of each Interim Sub-Advisory Agreement are substantially similar to those of the applicable Prior Sub-Advisory Agreement; however, there are some differences, including differences in provisions relating to effective date, termination and compensation.

      Each Interim Sub-Advisory Agreement is currently in effect and, unless terminated sooner in accordance with its terms, will continue to be in effect through August 2, 2014 (i.e., 150 days after the completion of the Transaction; the "Interim Termination Date") or until shareholders of the Fund approve the Fund's New Sub-Advisory Agreement, whichever occurs first. If shareholders of a Fund do not approve the Fund's New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund. In addition, each Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days' written notice.

      For each Fund, the rate of compensation paid to the Sub-Adviser is the same under its Interim Sub-Advisory Agreement, Prior Sub-Advisory Agreement and New Sub-Advisory Agreement. However, the compensation accrued under each Interim Sub-Advisory Agreement is to be held in an interest-bearing escrow account with the respective Fund's custodian or another bank designated by the Fund. If the New Sub-Advisory Agreement is approved by shareholders on or before the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to New Chartwell. However, if shareholders of a Fund do not approve its New Sub-Advisory Agreement by such date, New Chartwell will be paid, out of the escrow account, the lesser of: (i) any costs incurred by New Chartwell in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENTS AND PRIOR SUB-ADVISORY AGREEMENTS

      Below is a brief comparison of certain terms of the Prior Sub-Advisory Agreements to the corresponding terms of the New Sub-Advisory Agreements. Many of the terms of the New Sub-Advisory Agreements and the Prior Sub-Advisory Agreements are the same; however, there are differences in effective and termination dates, and the name of the Sub-Adviser has changed from Chartwell Investment Partners, L.P. to Chartwell Investment Partners, Inc. as it is now a Pennsylvania corporation rather than a Pennsylvania limited partnership. The form of New Sub-Advisory Agreement for each Fund is attached to this Joint Proxy Statement as Exhibit A-1 (for the Equity Income Fund) and Exhibit A-2 (for the Dividend and Income Fund) and the description of the New Sub-Advisory Agreements is qualified in its entirety by reference to such Exhibits.

      Sub-Advisory Services. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Equity Income Fund provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. Similarly, both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Dividend and Income Fund provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities and other instruments for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. As was the case under the Prior Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Sub-Adviser is required to monitor the applicable Fund's investments and to comply with the provisions of such Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

      Brokerage. As was the case under the Prior Sub-Advisory Agreements, the New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the applicable Fund, and direct the Sub-Adviser to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

      Fees. As was the case under the Prior Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Advisor will pay the Sub-Adviser a portfolio management fee on a monthly basis. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Equity Income Fund provide that for services provided and expenses assumed, the Advisor will pay the Sub-Adviser a fee equal to the annual rate of 0.50% of such Fund's "Managed Assets" (i.e., average daily gross assets of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding common shares and accrued liabilities (including the value of call options written (sold))). For the Dividend and Income Fund, both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that for services provided and expenses assumed, the Advisor will pay the Sub-Adviser a fee equal to the annual rate of 0.50% of such Fund's "Managed Assets" allocated to the Sub-Adviser (to reflect that the Sub-Adviser does not manage all of such Fund's Managed Assets); the term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the
Fund). For purposes of determining Managed Assets for the Dividend and Income Fund, the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability. (The Dividend and Income Fund has no outstanding preferred shares.)

      For each Fund's last fiscal year, the aggregate amount of the sub-advisory fees paid by the Advisor to the Sub-Adviser was $1,422,374 (for the Equity Income Fund) and $158,945.83 (for the Dividend and Income Fund). For the Dividend and Income Fund, $77,565.40 was paid for the period from September 16, 2013 through November 30, 2013 under the Prior Sub-Advisory Agreement, and $81,380.43 was paid for the period from July 1, 2013 through September 15, 2013 under an interim sub-advisory agreement that was in effect prior to shareholder approval of the Prior Sub-Advisory Agreement.

      Payment of Expenses. As was the case under the Prior Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under such Agreement other than (i) the cost of securities and other assets purchased for the Fund and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

      Limitation of Liability. As was the case under the Prior Sub-Advisory Agreements, each New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for, and the Fund and the Advisor will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the performance of the Sub-Adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

      Continuance. Each Fund's Prior Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Funds approve the New Sub-Advisory Agreements, the New Sub-Advisory Agreements will remain in effect through June 30, 2015 (unless sooner terminated in accordance with such Agreements). Thereafter, each New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

      Termination. As was the case under each Prior Sub-Advisory Agreement, each New Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Advisor or the Sub-Adviser upon 60 days' written notice to the other parties; and (3) by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days' written notice to the Sub-Adviser without the payment of any penalty. In addition, each Prior Sub-Advisory Agreement was, and each New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors have taken any action that results in a breach of the material covenants of the Sub-Adviser set forth in the Agreement.

RELATED AGREEMENTS

Equity Income Fund

       On September 14, 2007, Old Chartwell and the Advisor entered into an agreement to address certain matters pertaining to the Equity Income Fund (such agreement, the "Equity Income Fund Related Agreement"). Among other things, under the Equity Income Fund Related Agreement, Chartwell is obligated to reimburse the Advisor for a portion of certain "incentive fee" payments payable by the Advisor to certain underwriters of the Equity Income Fund's initial public offering up to specified limits.

Dividend and Income Fund

       On June 10, 2013, Old Chartwell and the Advisor entered into an agreement to address certain matters pertaining to the Dividend and Income Fund (such agreement, the "Dividend and Income Fund Related Agreement"). Among other things, under the Dividend and Income Fund Related Agreement, Chartwell is obligated to reimburse the Advisor for a portion of certain "services fee" payments payable by the Advisor to the lead underwriter of the Dividend and Income Fund's initial public offering.

SECTION 15(F) OF THE 1940 ACT

       Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940
Act) of the investment adviser or predecessor adviser. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. If either condition of Section 15(f) is not met, the safe harbor is not available. The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on either Fund.

BOARD CONSIDERATIONS

      The Board, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements (collectively, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of each Fund. Based on information provided by Old Chartwell, the predecessor entity to New Chartwell and then-current sub-adviser to each Fund, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to each Fund under the applicable Agreements would be at least equivalent to the scope and quality of services provided under the Prior Sub-Advisory Agreements.

      On January 8, 2014, the Board was informed that Old Chartwell and TriState had entered into an asset purchase agreement, pursuant to which TriState, through its wholly-owned subsidiary, New Chartwell, would acquire substantially all of the assets of Old Chartwell (i.e., the Transaction). The Board also was informed that the consummation of the Transaction, which was expected to occur during the first quarter of 2014, would constitute a "change of control" of Old Chartwell and result in the "assignment" and termination of each Prior Sub-Advisory Agreement pursuant to its terms and the requirements of the 1940 Act. On January 8, 2014, counsel to the Independent Trustees provided Chartwell with a request for information regarding the Transaction and the services to be provided under the Agreements. In anticipation of the consummation of the Transaction, the Board held special in-person meetings on January 22, 2014 and February 20, 2014, to consider the information provided by Chartwell and to consider the approval of the Agreements.

      To reach its determination for each Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from the change in the corporate structure of the contracting Chartwell party, their effective and termination dates and any provisions of the Interim Sub-Advisory Agreements required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Prior Sub-Advisory Agreements. The Board considered that the information provided by Chartwell and TriState in response to the Independent Trustees' request for information included a discussion of the services provided by Chartwell to the Funds (including the relevant personnel responsible for these services); the sub-advisory fees charged by Chartwell to the Funds; the nature of expenses incurred by Chartwell in providing services to the Funds and the potential for economies of scale, if any; financial data on Chartwell and TriState; and any fall-out benefits to Chartwell. In addition, Chartwell's CEO, Tim Riddle, Doug Kugler, a portfolio manager of the Funds, and Jim Getz, Chairman, President and CEO of TriState, were present at the January 22, 2014 Board meeting and discussed the Transaction and the Agreements with the Board.

      The Independent Trustees met separately with their independent legal counsel at both the January 22, 2014 and February 20, 2014 Board meetings to discuss the Agreements and the information provided by Chartwell and TriState.

      In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Chartwell under the Agreements. The Board considered the background and experience of Chartwell's portfolio management team, noting that it had previously been informed of the retirement of Bernard Shaffer effective December 31, 2013, and that the Transaction was not expected to result in any other changes to the portfolio management team. The Board also considered the representations of Chartwell that there will be no diminution of services provided under the Agreements. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to each Fund by New Chartwell under the Agreements were expected to be satisfactory.

      The Board considered the sub-advisory fee rates to be paid by each Fund under the Agreements, noting that they would be the same as the fee rate paid by each Fund under the applicable Prior Sub-Advisory Agreement, and that fees payable to New Chartwell under the Interim Sub-Advisory Agreements would be held in escrow until shareholder approval of the applicable New Sub-Advisory Agreement. The Board, including a majority of the Independent Trustees, determined that apart from the provisions of the Interim Sub-Advisory Agreements required by Rule 15a-4 under the 1940 Act, the differences between the Prior Sub-Advisory Agreements and the applicable Agreements were immaterial. For each Fund, the Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Old Chartwell, an unaffiliated third-party. For each Fund, the Board concluded that the sub-advisory fee rate was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by New Chartwell under the Agreements.

      The Board noted that Chartwell did not identify any economies of scale realized in connection with providing services to the Funds. The Board also noted that the Transaction would recapitalize Chartwell and was expected to position Chartwell for future growth. The Board also considered fall-out benefits realized by Chartwell from its relationship with the Funds, noting Chartwell's representation that no changes were anticipated in its soft-dollar policy.

      Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Funds. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective for a Fund, the applicable New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" of a Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of a New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Proposal.

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUNDS' PROXY SOLICITOR, AST FINANCIAL SOLUTIONS, LLC AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

       THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS OF
           EACH FUND VOTE TO APPROVE ITS NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund's investment adviser. Additionally, First Trust Advisors is responsible for providing certain clerical, bookkeeping and other administrative services to each Fund and also provides fund reporting services to each Fund for a flat annual fee. First Trust Advisors will continue to serve in these capacities after the approval by shareholders of the applicable New Sub-Advisory Agreement.

INFORMATION ABOUT THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

      BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 acts as the administrator, accounting agent and transfer agent to each Fund.

BENEFICIAL OWNERSHIP

      Control Persons and Principal Holders

      To the knowledge of the Board, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as noted in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

-----------------------------------------  ----------------------------------------  ------------------------------
                                                     SHARES BENEFICIALLY                 % OUTSTANDING SHARES
  NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNED                         BENEFICIALLY OWNED
-----------------------------------------  ----------------------------------------  ------------------------------
EQUITY INCOME FUND:
-----------------------------------------  ----------------------------------------  ------------------------------
The Bank of New York Mellon
525 William Penn Place
Pittsburgh, PA 15259                                  1,290,014 Shares                           6.46%
-----------------------------------------  ----------------------------------------  ------------------------------
First Clearing, LLC
2801 Market Street
St. Louis, MO 63103                                   6,400,365 Shares                          32.04%
-----------------------------------------  ----------------------------------------  ------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street
Baltimore, MD  21231                                  2,056,600 Shares                          10.30%
-----------------------------------------  ----------------------------------------  ------------------------------
National Financial Services, LLC
499 Washington Blvd.
Jersey City, NJ  07310                                1,203,149 Shares                           6.02%
-----------------------------------------  ----------------------------------------  ------------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
St. Petersburg, FL 33716                              2,079,311 Shares                          10.41%
-----------------------------------------  ----------------------------------------  ------------------------------


                                      -13-


-----------------------------------------  ----------------------------------------  ------------------------------
DIVIDEND AND INCOME FUND:
-----------------------------------------  ----------------------------------------  ------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive
Phoenix, AZ 85016                                       558,536 Shares                           6.76%
-----------------------------------------  ----------------------------------------  ------------------------------
First Clearing, LLC
2801 Market Street
St. Louis, MO 63103                                     865,140 Shares                          10.47%
-----------------------------------------  ----------------------------------------  ------------------------------
Merrill Lynch, Pierce Fenner & Smith
Safekeeping
4804 Deer Lake Drive E.
Jacksonville, FL  32246                                 486,201 Shares                           5.89%
-----------------------------------------  ----------------------------------------  ------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street
Baltimore, MD  21231                                  1,887,505 Shares                          22.85%
-----------------------------------------  ----------------------------------------  ------------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
St. Petersburg, FL 33716                              1,395,438 Shares                          16.89%
-----------------------------------------  ----------------------------------------  ------------------------------

      Trustees and Executive Officers

      As of December 31, 2013, the Trustees of the Funds beneficially owned the following number of Shares of each

Fund as set forth below:

TRUSTEE                       EQUITY INCOME FUND        DIVIDEND AND INCOME FUND
-----------------------       ------------------        ------------------------
INTERESTED TRUSTEE
James A. Bowen                         0                           0

INDEPENDENT TRUSTEES
Richard E. Erickson                   340                          0
Thomas R. Kadlec                      850                          0
Robert F. Keith                        0                           0
Niel B. Nielson                       418                          0

      As of December 31, 2013, (1) each Trustee beneficially owned less than 1% of the outstanding Shares of each Fund and (2) the Trustees and executive officers as a group beneficially owned 1,608 Shares of the Equity Income Fund and 0 Shares of the Dividend and Income Fund, which in each case is less than 1% of the respective Fund's outstanding Shares.

SHAREHOLDER PROPOSALS

      To be considered for presentation at the Annual Meeting of Shareholders of the Funds to be held in 2015, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 14, 2014.

      Under each Fund's By-Laws, any proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed to and received at the principal executive offices of a Fund not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Shareholder Notices should be sent to a Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attention:
W. Scott Jardine, Secretary.

      Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

      Shareholders of each Fund who want to communicate with the Board of Trustees or any individual Trustee should write the respective Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

      The fiscal year end for the Equity Income Fund is December 31 and the fiscal year end for the Dividend and Income Fund is November 30.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

April __, 2014


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUNDS' PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                                                     EXHIBIT A-1


                 FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
                                      FOR
                    FIRST TRUST ENHANCED EQUITY INCOME FUND


                       INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this [ ] day of [ ], 2014 by and among First Trust Enhanced Equity Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership and a registered investment adviser with the Securities and Exchange Commission ("SEC") (the "Manager"), and Chartwell Investment Partners, Inc., a Pennsylvania corporation and a registered investment adviser with the SEC (the "Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

      2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent registration statement on Form N-2 as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of


                                     A-1-1
the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including


                                     A-1-2

Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. Such policies and procedures and any amendments thereto will be communicated by the Manager to the Sub-Adviser.

      The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

      The Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

            (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

            (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise requested by the Manager and will prepare and furnish the Manager and Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

      3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than (i) the cost of securities and other assets purchased for


                                     A-1-3
the Fund, and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

      4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross assets of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding common shares and accrued liabilities (including the value of call options written (sold)). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

      5. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      6. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      7. Term; Termination. This Agreement shall become effective with respect to the Fund on the date provided above (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force through June 30, 2015, unless sooner terminated as hereinafter provided. This Agreement, however, shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding


                                     A-1-4
voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination and for any additional period during which Sub-Adviser serves as such for the Fund, subject to applicable law.

      8. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

      9. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:               If to the Sub-Adviser:

First Trust Enhanced Equity Income Fund      Chartwell Investment Partners, Inc.
First Trust Advisors L.P.                    1235 Westlakes Drive, Suite 400
120 E. Liberty Drive, Suite 400              Berwyn, Pennsylvania  19312
Wheaton, Illinois 60187                      Attention:  Maria E. Pollack
Attention:  Secretary
                                             If by Facsimile:  (610) 722-5644
If by Facsimile:  (630) 517-7437

      10. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This


                                     A-1-5

Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof, which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      13. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      14. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      15. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 4 are not severable.

      16. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.


                                     A-1-6

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                    CHARTWELL INVESTMENT PARTNERS, INC.

By: _________________________________         By: ____________________________
      Title: ___________________________            Title: _____________________


FIRST TRUST ENHANCED EQUITY INCOME FUND

By: __________________________________
      Title: ____________________________


                                     A-1-7

                                                                     EXHIBIT A-2



                 FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
                                      FOR
                      FIRST TRUST DIVIDEND AND INCOME FUND


                       INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this [ ] day of [ ], 2014, by and among First Trust Dividend and Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Chartwell Investment Partners, Inc., a Pennsylvania corporation and a registered investment adviser with the SEC (the "Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

      2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees (the "Board of Trustees" or the "Board") and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities and other instruments for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent effective registration statement on Form N-2, as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable


                                     A-2-1
fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.


                                     A-2-2

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. Such policies and procedures and any amendment thereto will be communicated by the Manager to the Sub-Adviser.

      The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

      The Sub-Adviser further agrees that it:

            (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

            (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

            (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

            (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise requested by the Manager or the Board and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.


                                     A-2-3

      3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than (i) the cost of securities and other assets purchased for the Fund, and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

      4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below) allocated to the Sub-Adviser. For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

      5. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      6. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      7. Term; Termination. This Agreement shall become effective with respect to the Fund on the date provided above (the "Effective Date"), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force through June 30, 2015 unless sooner terminated as hereinafter provided. This Agreement, however, shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in


                                     A-2-4
such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

      8. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

      9. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:               If to the Sub-Adviser:

First Trust Dividend and Income Fund         Chartwell Investment Partners, Inc.
First Trust Advisors L.P.                    1235 Westlakes Drive, Suite 400
120 E. Liberty Drive, Suite 400              Berwyn, Pennsylvania  19312
Wheaton, Illinois  60187                     Attention:  Maria E. Pollack
Attention:  Secretary
                                             If by Facsimile:  (610) 722-5644
If by Facsimile: (630) 517-7437

      10. Limitations on Shareholder and Trustee Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer and not


                                     A-2-5
individually and is not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      13. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      14. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      15. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 4 are not severable.

      16. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.


                                     A-2-6

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                   FIRST TRUST DIVIDEND AND INCOME FUND

By: ______________________________          By: ______________________________
  Title: ___________________________           Title:___________________________


CHARTWELL INVESTMENT PARTNERS, INC.

By: ______________________________
  Title: ___________________________


                                     A-2-7

                               FORM OF PROXY CARD



IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
         DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Proxy -- [NAME OF FUND]
--------------------------------------------------------------------------------

Proxy Card for the Special Meeting of Shareholders - June 9, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of [Name of Fund], a Massachusetts business trust (the "Fund"), hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement dated April __, 2014, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THE PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTIONS HAVE BEEN INDICATED HEREON, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FORM OF PROXY CARD
==================



[NAME OF FUND]

-------------------------------------
IMPORTANT SPECIAL MEETING INFORMATION
-------------------------------------

[ADDRESS LINES]






ELECTRONIC VOTING INSTRUCTIONS

AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY [__________], CENTRAL TIME, ON JUNE 9, 2014.


                 VOTE BY INTERNET

[QR code         o Go to [_________________]
 graphic
 omitted]        o Or scan the QR code with your smartphone

                 o Follow the steps outlined on the secure website


VOTE BY TELEPHONE

o Call toll free [_______________] within the USA, US territories & Canada on a touch tone telephone

o Follow the instructions provided by the recorded message

YOU MAY VOTE BY MAIL, BY INTERNET OR BY TELEPHONE. IF YOU CHOOSE TO VOTE BY INTERNET OR BY TELEPHONE, YOU SHOULD NOT MAIL YOUR PROXY CARD.


Using a BLACK INK pen, mark your votes with an
X as shown in this example. Please do not write
outside the designated areas.                      [X]



--------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD                        1234  5678  9012  345
--------------------------------------------------------------------------------

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
         DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------


A  PROPOSAL -- THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL TO
               APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH CHARTWELL INVESTMENT PARTNERS, INC. FOR THE FUND.

                                                     FOR    AGAINST   ABSTAIN
1. Approval of New Investment Sub-Advisory
   Agreement                                         [  ]    [  ]      [  ]



B  NON-VOTING ITEMS

------------------------------------------------------------------
CHANGE OF ADDRESS - Please print new address below.

------------------------------------------------------------------


----------------------------------------------------------------
COMMENTS - Please print your comments below.



----------------------------------------------------------------

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Special Meeting [  ]


C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) -- Please print date below.
----------------------------------------------------------------


----------------------------------------------------------------

Signature 1 -- Please keep signature within the box.
----------------------------------------------------------------


----------------------------------------------------------------

Signature 2 -- Please keep signature within the box.
----------------------------------------------------------------


----------------------------------------------------------------